As filed with the Securities and Exchange Commission on August 17, 1999
                           Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                NUCOR CORPORATION
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                 13-1860817
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 Incorporation or organization)


           2100 REXFORD ROAD
       CHARLOTTE, NORTH CAROLINA                              28211
(Address of principal executive offices)                   (Zip Code)

                 1997 KEY EMPLOYEES INCENTIVE STOCK OPTION PLAN
                              (Full title of plan)

     (Name, address and telephone
     number of agent for service)                           (Copy to:)
            SAMUEL SIEGEL                             THEODORE D. SEGAL, ESQ.
VICE CHAIRMAN, CHIEF FINANCIAL OFFICER                PIPER & MARBURY L.L.P.
          NUCOR CORPORATION                        1200 NINETEENTH STREET, N.W.
          2100 REXFORD ROAD                           WASHINGTON, D.C. 20036
   CHARLOTTE, NORTH CAROLINA 28211                        (202) 861-3900
            (704) 366-7000


                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
                                                                               PROPOSED
                                                         AMOUNT                MAXIMUM                AMOUNT OF
                                                          TO BE               AGGREGATE             REGISTRATION
      TITLE OF SECURITIES TO BE REGISTERED             REGISTERED         OFFERING PRICE (2)           FEE (2)
--------------------------------------------------------------------------------------------------------------------
Common Stock, $.40 par value                          3,000,000(1)          $149,520,000            $41,567
--------------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of shares of Common Stock that may be offered or issued by reason of stock splits, stock dividends or similar transactions.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and (h). The proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based on the average of the high and low prices of Nucor Corporation's Common Stock reported on the New York Stock Exchange on August 13, 1999 (i.e., $49.84).

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         Not required to be included in this Form S-8 Registration Statement pursuant to introductory Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents which have been filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (a) Annual Report of the Registrant on Form 10-K for the fiscal year ended December 31, 1998;

         (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the document referred to in (a) above; and

         (c) Description of Common Stock of the Registrant contained or incorporated in the registration statements filed by the Registrant under the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant and the 1997 Key Employees Incentive Stock Option Plan (the "Plan") with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.


         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         One or more parties at Piper & Marbury L.L.P., counsel to the Registrant, have an interest in the Common Stock of the Registrant in excess of $50,000.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Directors and officers of the Registrant are indemnified, pursuant to
Section 145 of the Delaware General Corporation Law, under Article VIII of the Registrant's Certificate of Incorporation, as amended. The Registrant's Certificate of Incorporation provides that it shall, to the fullest extent permitted by applicable law from time to time in effect, indemnify any and all persons whom it shall have the power to indemnify under said law.

         Section 145 of the General Corporation Law of the State of Delaware permits a corporation to indemnify its directors and officers against expenses (including attorneys' fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties, if such directors or officers acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reason to believe their conduct was unlawful. In an action by or in the right of the corporation, a corporation may indemnify its directors and officers only for expenses actually and reasonably incurred by such directors and officers in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they shall have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interest of the corporation, except that no indemnification shall be made if such person shall have been adjudged liable to the corporation.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

EXHIBIT
NUMBER                       DESCRIPTION

4.0 1997 Key Employees Incentive Stock Option Plan (incorporated by reference to Nucor's Schedule 14A, Definitive Proxy Statement, filed with the Commission on March 26, 1997, File No. 1-04119)

5.0 Opinion of Piper & Marbury L.L.P., counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered for issuance under the Plan (filed herewith)

23.1                         Consent of Counsel (contained in Exhibit 5.0)

23.2                         Consent of Independent Accountants (filed herewith)

24                           Powers of Attorney (filed herewith)

ITEM 9.  UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  Paragraphs (l)(i) and (l)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on the 16th day of August, 1999.

                                            NUCOR CORPORATION



                                            By: /s/ H. David Aycock
                                                --------------------------------
                                                   H. David Aycock
                                                   Chairman, President and
                                                   Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Administrator of the Nucor Corporation's 1997 Key Employees Stock Option Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on the 16th day of August 1999.

                                             NUCOR CORPORATION
                                             1997 KEY EMPLOYEES
                                             INCENTIVE STOCK OPTION PLAN



                                             By: /s/ Samuel Siegel
                                                 -------------------------------
                                                  Name: Samuel Siegel
                                                        ------------------------
                                                  Title: Vice Chairman, Chief
                                                         Executive Officer,
                                                         Treasurer, Secretary
                                                         and Director
                                                        ------------------------

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                                     Title                                        Date
---------                                                     -----                                        ----



/s/ H. David Aycock                                  Chairman, President and                         August 16, 1999
---------------------------------                    Chief Executive Officer
H. David Aycock                                    (Principal Executive Officer)



/s/ Samuel Siegel                            Vice Chairman, Chief Financial Officer,                 August 16, 1999
---------------------------------                 Treasurer, Secretary and Director
Samuel Siegel                                      (Principal Financial Officer)




/s/ Terry S. Lisenby                         Vice President and Corporate Controller                 August 16, 1999
---------------------------------                 (Principal Accounting Officer)
Terry S. Lisenby



                *                                            Director                                August 16, 1999
---------------------------------
Peter C. Browning



                *                                            Director                                August 16, 1999
---------------------------------
Harvey B. Gantt



                *                                            Director                                August 16, 1999
---------------------------------
Victoria F. Haynes



                *                                            Director                                August 16, 1999
---------------------------------
James D. Hlavacek


         By his signature below, Samuel Siegel has signed this Registration Statement on August 16, 1999 on behalf of the above-listed persons designated by asterisks pursuant to a duly executed power of attorney filed with the Securities and Exchange Commission.


By:  /s/ Samuel Siegel
     -----------------------------
     Samuel Siegel
     Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                       DESCRIPTION
------                       -----------

4.0 1997 Key Employees Incentive Stock Option Plan (incorporated by reference to Nucor's Schedule 14A, Definitive Proxy Statement, filed with the Commission on March 26, 1997, File No. 1-04119)

5.0 Opinion of Piper & Marbury L.L.P., counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered for issuance under the Plan (filed herewith)

23.1                         Consent of Counsel (contained in Exhibit 5.0)

23.2                         Consent of Independent Accountants (filed herewith)

24                           Powers of Attorney (filed herewith)